Exhibit 10.33

                            THIRD AMENDMENT TO THE
                          MORRISON HEALTH CARE, INC.
                             SALARY DEFERRAL PLAN


      THIS THIRD AMENDMENT is made on this 9th day of January, 1998, by MORRISON HEALTH CARE, INC., a corporation duly organized and existing under the laws of the State of Georgia (the "Primary Sponsor").


                             W I T N E S S E T H:

      WHEREAS, the Primary Sponsor established by indenture dated March 7, 1996, the Morrison Health Care, Inc. Salary Deferral Plan (the "Plan"); and

      WHEREAS, the Primary Sponsor requested a determination letter from the Internal Revenue Service as to the qualified status of the Plan which has resulted in some necessary changes to the Plan;

      NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of March 7, 1996, as follows:

1.    By  substituting  the following  language for the last sentence of Section
      1.31 of the Plan:

            "Notwithstanding the foregoing, the Primary Sponsor may elect to determine each Highly Compensated Employee using the snapshot day of December 31, in a manner consistent with Section 4 of Revenue Procedure 93-42; provided that, for those Plan Years following December 31, 1996, the Plan Sponsor shall follow the procedures published by the Internal Revenue Service pursuant to Notice 97-45, Section III(1)."

2. By substituting the following language for Section 3.4A of the Plan:

            "3.4A Qualified Contributions. At the sole discretion of the Primary Sponsor, each Plan Sponsor shall make `Qualified Nonelective Contributions' and/or `Qualified Matching Contributions,' as those terms are defined in Section 1 of Appendix A, in an amount together with any supplement allocations under Plan Sections 4.2(b)(1) or (2) as determined by the Primary Sponsor are necessary to satisfy, as applicable, the testing requirements of Code Section 401(m)(2)(A)."

3. By deleting Paragraph (1) of Section 4.1(b) of the Plan in its entirety and redesignating existing Paragraphs (2) and (3) as new Paragraphs (1) and (2), respectively.


4. By substituting the following language for Plan Section 4.2(b)(3):

            "(3) any remaining excess, to the Supplemental Account of each Member who is employed by a Plan Sponsor on the last day of the Plan Year in the proportion that the Member's Annual Compensation bears to the Annual Compensation of all Members entitled to an allocation pursuant to this Section 4.2(b)(3)."

5. By substituting the following language for Section 4.4(b) of the Plan:

            "(b) Any shares of Company Stock which are released from the Loan Suspense Account that are attributable (1) to Plan Sponsor contributions under Plan Section 3.3 and forfeitures; (2) to cash dividends paid on shares of Company Stock allocated to the Loan Suspense Account that are used to make a payment on an Acquisition Loan and (3) to proceeds on the sale of shares of Company Stock held in the Loan Suspense Account that are used to make a payment on an Acquisition Loan (to the extent such proceeds are to be treated as annual additions for purposes of Appendix B in accordance with Section 4.4(e) below) shall be allocated to Company Matching Accounts in accordance with Plan Section 4.2(a). Proceeds on the sale of shares of Company Stock held in the Loan Suspense Account may be used to repay an Acquisition Loan if the transaction, based on all the surrounding facts and circumstances, satisfies the requirements of Treasury Regulations Section 54.4975-7(b)(3)."

6. By adding a new final sentence to Section 5.1(c) as follows:

      "Payments made with respect to an Acquisition Loan must be made solely from ESOP assets."

7. By substituting the following language for Section 8.4 of the Plan:

            "8.4 Payment of the Member's Accrued Benefit shall be made as soon as administratively feasible after the Member terminates employment, but in no event later than, unless the Member otherwise elects, the 60th day after the latest of the close of the Plan Year in which the Member terminates his service with the Plan Sponsor; provided, however, if the Member's Accrued Benefit exceeds $3,500 it will not be distributed before the Member's 'required beginning date,' within the meaning of Plan Section 11.3(c), without the Member's consent."

8. By substituting the following language for Section 9.3 of the Plan:

            "9.3 Payment of the Member's Accrued Benefit shall be made as soon as administratively feasible after the Member terminates employment, but in no event later than, unless the Member otherwise elects, the 60th day after the latest of the close of the Plan Year in which the Member terminates his service with the Plan Sponsor; provided, however, if the Member's Accrued Benefit exceeds $3,500 it will not be distributed before the Member's 'required beginning date,' within the meaning of Plan Section 11.3(c), without the Member's consent."

9. By substituting the following for Appendix A to the Plan


                                    "APPENDIX A
                       SPECIAL NONDISCRIMINATION RULES


                                  SECTION 1

      As used in this Appendix, the following words shall have the following meanings:

            (a) 'Eligible Member' means a Member who is an Employee during any particular Plan Year.

            (b) 'Highly Compensated Eligible Member' means any Eligible Member who is a Highly Compensated Employee.

            (c) 'Matching Contribution' means any contribution made by a Plan Sponsor to a Company Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

            (d) 'Qualified Matching Contributions' means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.

            (e) 'Qualified Nonelective Contributions' means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.


                                  SECTION 2

      In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied for the Profit Sharing Plan:

            (a) the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by 1.25; or

            (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year over that of all other Eligible Members for the preceding Plan Year must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by two (2).

      Notwithstanding the foregoing, the Plan Administrator may utilize any transition rule permitted by Internal Revenue Service 97-2 or otherwise regarding the use of current year data for calculating actual deferral percentages.

      The 'actual deferral percentage' for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the 'actual deferral percentage' as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration.


                                  SECTION 3

      If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the 'actual deferral percentage' test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the amount of the Excess Deferral Amount for the Plan Year, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to the Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may, in its discretion, allow each affected Member to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Member and then contributed as an after-tax contribution by the Member to the Plan ('recharacterized amounts'). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Plan Section 4.3(a). The portion of the Matching Contributions on which such Excess Deferral Amount was based shall be forfeited upon the distribution of such Excess Deferral Amount. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed or recharacterized for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix A, recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations Section 1.40(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A. The portion of the Matching Contributions on which such Excess
Deferral Amount was based shall be forfeited upon the distribution or recharacterization, as the case may be, of such Excess Deferral Amount.

For purposes of this Section 3, 'Excess Deferral Amount' means, with respect to a Plan Year, the excess of:

            (a) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

            (b) the maximum amount of Deferral Amounts permitted under Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the amount of Deferral Amounts beginning with the greatest of such amounts.

Distribution of the Excess Deferral Amounts for any Plan Year shall be made to the Highly Compensated Eligible Members on the basis of the respective portions of the Excess Deferral Amount attributable to each Highly Compensated Eligible Member. As to any Highly Compensated Employee who is subject to the family aggregation rules of Subsection (b) of the Plan Section containing the definition of the term 'Highly Compensated Employee,' any distribution of such Highly Compensated Employee's allocable portion of the Excess Deferral Amount for a Plan Year shall be allocated among the family members of such Highly Compensated Employee who are combined to determine the actual deferral percentage in proportion to the Deferral Amounts taken into account under this
Section 3.


                                  SECTION 4

      The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.



                                  SECTION 5

      In  addition  to any other  limitations  set  forth in the Plan,  Matching
Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year, must each separately satisfy one of the following tests:

            (a) The contribution percentage for the Highly Compensated Eligible Members for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Members for the preceding Plan Year; or

            (b) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members for the preceding Plan Year, and (2) the contribution percentage for all other Eligible Members for the preceding Plan Year plus two (2) percentage points.

Notwithstanding the foregoing, the Plan Administrator may utilize any transition rule permitted by Internal Revenue Service 97-2 or otherwise regarding the use of current year data for calculating actual contribution percentages.

Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member or Eligible Member shall not include any Member who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Member's behalf. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix A and the test contained in Section 5(b) of this Appendix A. The 'contribution percentage' for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is, as the case may be, either the amount of Matching Contributions under the Plan (excluding Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the Plan) or nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Qualified Nonelective Contributions and/or Qualified Matching Contributions as Matching Contributions for purpose of determining the 'contribution percentage.'


                                  SECTION 6

      If either (a) the Matching  Contributions and, if taken into account under
Section 5 of this Appendix A, the Qualified Nonelective Contributions and Qualified Matching Contributions made on behalf of Highly Compensated Eligible Members or (b) nondeductible employee contributions made by Highly Compensated Eligible Employees exceed the amount permitted under the `contribution percentage test' for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, the amount of the excess aggregate contributions attributable to the Plan for the Plan Year under either Section 6(a) or 6(b), or both, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the excess aggregate contributions are distributed, shall be distributed. The income allocable to such contributions shall be determined in a similar manner as described in Plan Section 4.3. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which excess aggregate contributions for a Plan Year are held, each such plan shall distribute a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the excess aggregate contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulation Section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of Appendix A, and not this Section 6.

      For purposes of this Section 6, with respect to any Plan Year, 'excess aggregate contributions' means the excess of:

            (a) the aggregate amount of either (i) Matching Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions or (ii) nondeductible employee contributions actually made by or on behalf of Highly Compensated Eligible Members for the Plan Year, over

            (b) the maximum amount of the contributions permitted under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated Eligible Members beginning with the greatest of such amounts.

Distribution of nondeductible employee contributions or Matching Contributions in the amount of the excess aggregate contributions for any Plan Year shall be made with respect to Highly Compensated Employees on the basis of the respective portions of each class of excess aggregate contributions attributable to each Highly Compensated Employee. As to any Highly Compensated Employee who is subject to the family aggregation rules of Subsection (b) of the Plan Section containing the definition of the term 'Highly Compensated Employee,' any distribution of such Highly Compensated Employee's allocable portion of the excess aggregate contributions for a Plan Year shall be allocated among the family members of such Highly Compensated Employee which are combined to determine the contribution percentage in proportion to the contributions taken into account under this Section 6.


                                  SECTION 7

      Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the 'actual deferral percentage' and 'contribution percentage' under the Plan; provided, however, contributions that are made under an 'employee stock ownership plan' (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

      Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the 'contribution percentage' and 'actual deferral percentage' under the Plan; provided, however, contributions that are made under an 'employee stock ownership plan' (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7))."

1. By adding the following language to the end of Section 4 of Appendix B of the Plan:

      "For purposes of applying the limitations set forth in this Appendix B, the term `Plan Sponsor' shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Section 414(b) of the Code, as modified by Code Section 415(b)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code
      Section 414(c), as modified by Code Section 415(h) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Section 414(m) of the Code) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o)."

2. By deleting the last sentence of Section 1(b)(1) of Appendix C in its entirety.

3. By substituting the following language for the last sentence of Section 1(d)(3)(B) of Appendix C of the Plan:

      "The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subsection (b) shall be established by the Plan Administrator after consultation with the actuary for the Plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation
      Section 1.416-1; provided that, the accrued benefit for any participant (other than a Key Employee) in a defined benefit plan shall be determined in accordance with Code Section 416(g)(4)(F)."

4. By substituting the following language for Section 2(a) of Appendix C of the Plan:

            "(a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions for the Plan Year for the Account of each Member which is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than three (3) percent of the Member's Annual Compensation. The Plan Sponsor shall make such allocations to each Member who is not a Key Employee regardless of whether such Member has declined to make a contribution to the Plan. For purposes of this Subsection, an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account."

5. By deleting Section 4 of Appendix C of the Plan in its entirety.

      Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this Third Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as the day and year first above written.

                                    MORRISON HEALTH CARE, INC.

                             By: /s/ Glenn Davenport

                                    Title:President and Chief Executive Officer

ATTEST:

By:  /s/John E. Fountain

Title:  Secretary

      [CORPORATE SEAL]